GENERAL BILL OF SALE AND ASSIGNMENT
                         ___________________________________

          KNOW ALL MEN BY THESE PRESENTS:

          That Magic Box, Inc., a Florida corporation ("Seller"), for good and valuable consideration received from Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser"), does hereby, in accordance with the terms and conditions of the Asset Purchase Agreement, dated May 30, 1997 (the "Agreement"), by and between Seller, Purchaser, Israel Fintz, M. Ronald Krongold, Marvin Rosen, and Allison Sokol, sell, assign, transfer, convey, deliver and confirm to Purchaser, its successors and assigns, or its nominee, those certain assets of Purchaser, described in the Agreement as the Purchased Assets, relating to Purchaser's
          Business,  which   Purchased   Assets   shall   include   without
          limitation:

               The Purchased Assets, but excluding the Excluded Assets as defined in the Agreement.

          TO HAVE AND TO HOLD to Purchaser, its successors and assigns forever.

          Seller hereby represents, warrants and covenants that, at and until delivery of this General Bill of Sale and Assignment, Seller has good and marketable title to the Purchased Assets, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions, of any nature whatsoever other than the Assumed Liabilities, as defined in the Agreement; that from and after the delivery by Seller to Purchaser of this General Bill of Sale and Assignment, Purchaser will own the Purchased Assets and have good and marketable title thereto, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions of any nature whatsoever, other than the Assumed Liabilities, as defined in the Agreement.

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          Seller, for  itself and  its  successors, further  covenants  and agrees that, in the event there are any such Purchased Assets covered by this General Bill of Sale and Assignment which cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not at the date of delivery of this General Bill of Sale and Assignment been given or obtained, the beneficial interest in and to the asset/contract shall, in any event, pass hereby to Purchaser, and Seller, for itself and its successors and assigns, covenants and agrees (i) to hold and hereby declares that it holds such Purchased Assets in trust for and for the benefit of Purchaser, its successors and assigns; (ii) if requested by Purchaser, Seller will use all reasonable efforts to obtain and secure such consents to transfer such Purchased Assets; and (iii) to make or complete such transfer or transfers as soon as reasonably possible.

          Seller hereby further covenants that it will, at any time and from time to time, at the request of Purchaser and provided the Seller does not incur material expense, execute and deliver to Purchaser any new or confirmatory instrument and all other and further instruments reasonably necessary or convenient, which Purchaser may reasonably request, to vest in Purchaser Seller's full right, title and interest in or to any of the Purchased Assets, or to enable Purchaser to realize upon or otherwise to enjoy any such property, assets or rights or to carry into effect the intent or purpose hereof.

          This General Bill of Sale and Assignment, being further documentation of the transfers, conveyances and assignments provided in the Agreement, does not expand or limit the rights and obligations provided in said Agreement.

          This instrument shall be binding upon, inure to the benefit of and be enforceable by the Seller and Purchaser and their respective successors and assigns.

          Any capitalized terms used, but not defined herein, shall have the definition set forth in the Agreement.

          IN WITNESS WHEREOF, Magic Box, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ______ day of ________________, 1997.

          Signed and delivered in            MAGIC BOX, INC.,
          the presence of                    a Florida corporation
          ______________________________     By:
          __________________________________
          ______________________________


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          STATE OF FLORIDA
          COUNTY OF DADE, ss:

               BE IT REMEMBERED, that on this ______ day of _____________, 1997, before me, the undersigned, a Notary Public in and for said County, personally appeared ___________________________, who acknowledged himself to be the President of Magic Box, Inc., a Florida corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

               IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.

               ________________________________________
                                        NOTARY PUBLIC


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